                             TERMINATION ENDORSEMENT
                 (hereinafter referred to as the "Endorsement")

                                     to the

             SURETY $3,000,000 EXCESS OF $12,000,000 EXCESS OF LOSS
                              REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")

                                     between

                             WESTERN SURETY COMPANY
                        SURETY BONDING COMPANY OF AMERICA
                           UNIVERSAL SURETY OF AMERICA
              (hereafter collectively referred to as the "Company")

                                       and

                          CONTINENTAL CASUALTY COMPANY
                   (hereafter referred to as the "Reinsurer")

It is understood and agreed by and between the Company and the Reinsurer that effective 12:00:01a.m., Standard Time, January 1, 2004, the Agreement is cancelled in accordance with the provisions of Article II - TERM and the Reinsurer shall have no liability for any loss discovered subsequent to 12:00:01a.m., Standard Time, January 1, 2004. Standard Time as used in this Endorsement shall mean the location of the original insured.

All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF the parties acknowledge that no intermediary is involved in or brought about this transaction, and the parties hereto, by their authorized representatives, have executed this Endorsement:

on this           day of            2004

WESTERN SURETY COMPANY

By:
    ------------------------------------------

Name:
      ----------------------------------------

Title:
       ---------------------------------------


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and on this          day of             2004

UNIVERSAL SURETY OF AMERICA

By:
    ------------------------------------------

Name:
      ----------------------------------------

Title:
       ---------------------------------------

and on this          day of         2004

SURETY BONDING COMPANY OF AMERICA

By:
    ------------------------------------------

Name:
      ----------------------------------------

Title:
       ---------------------------------------

and on this          day of         2004

CONTINENTAL CASUALTY COMPANY

By:
    ------------------------------------------

Name:
      ----------------------------------------

Title:
       ---------------------------------------


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